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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 5, 1995
						 -----------------

Commission File Number 0-5544

			  OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				    OHIO
	(State or other jurisdiction of incorporation or organization)

		    136 North Third Street, Hamilton, Ohio
		   (Address of principal executive offices)

				   45025
				 (Zip Code)

				 31-0783294
		    (I.R.S. Employer Identification No.)

			       (513) 867-3000
		      (Registrant's telephone number)


			       Not Applicable
	(Former name or former address, if changed since last report)












			   Exhibit Index - Page 4

			     Page 1 of 4 Pages
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ITEM 5.     Other Events
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	       Pursuant to a Fourth Amendment ("Fourth Amendment") to Rights
	    Agreement (the "Agreement"), dated as of September 5, 1995, by and between Ohio Casualty Corporation (the "Company") and First Chicago Trust Company of New York ("First Chicago"), the Company appointed First Chicago as successor Rights Agent under the Company's Rights Agreement, dated as of December 15, 1989, as amended (the "Rights Agreement"). The predecessor Rights Agent under the Rights Agreement was Mellon Bank, N.A. First Chicago has also been appointed the transfer agent for the Company's common shares in replacement of Mellon Bank, N.A.

	       A copy of the Amendment is attached hereto as Exhibit 4 and
	    is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.


































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ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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	   Exhibits

	      4 Fourth Amendment to Rights Agreement, dated as of Septem-ber 5 1995, by and between Ohio Casualty Corporation and First Chicago Trust Company of New York, as successor Rights Agent.



















				    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




						OHIO CASUALTY CORPORATION
						------------------------------
							(Registrant)




September 15, 1995                              /s/ Barry S. Porter
						------------------------------
						Barry S. Porter, CFO/Treasurer
					       (on behalf of Registrant and as
						Principal Accounting Officer)





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				  EXHIBIT INDEX


			    Current Report on Form 8-K
			     Dated September 15, 1995


			     Ohio Casualty Corporation


Exhibit No.      Description

   4 Fourth Amendment to Rights Agreement, dated as of September 5, 1995, by and between Ohio Casualty
		 Corporation and First Chicago Trust Company of New York, as successor Rights Agent.





































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